THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Product Suite, Lincoln ChoicePlusSM II Product Suite
Lincoln ChoicePlus AssuranceSM (A Share/A Class), Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln ChoicePlus AssuranceSM (B Class), Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln ChoicePlus AssuranceSM (L Share), Lincoln ChoicePlus AssuranceSM (Bonus)
Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlus AssuranceSM (Prime)
Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Rollover, Lincoln ChoicePlusSM Signature
Lincoln ChoicePlusSM Fusion, Lincoln ChoicePlusSM Select B-Share
Lincoln Investor Advantage®, Lincoln Investor Advantage® 2018
Lincoln ChoicePlusSM Advisory, Lincoln InvestmentSolutionsSM, Lincoln InvestmentSolutionsSM RIA
Lincoln Investor Advantage® Fee-Based, Lincoln Investor Advantage® RIA
Lincoln Investor Advantage® RIA Class, Lincoln Investor Advantage® Advisory
Lincoln Investor Advantage® Advisory Choice

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This supplement to the summary prospectus for your individual variable annuity contract describes revisions to i4LIFE® Advantage, an optional variable payout option available under your Contract. These revisions apply to all i4LIFE® Advantage elections on and after November 20, 2023. All other provisions in your prospectus remain unchanged.

OVERVIEW

The following changes will apply to all elections of i4LIFE® Advantage beginning November 20, 2023:
•	The minimum Access Period selected must be no less than 10 years;
•	The available Assumed Investment Return (AIR) rates are limited to 3% and 4%;
•	The annuity factor used to calculate the Regular Income Payment will no longer include gender as a component; and
•	An i4LIFE® Advantage Credit will be applied to the Account Value on a quarterly basis if certain criteria are met (subject to state approval).

Please keep this supplement for future reference.